UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                Date of report: (date of earliest event reported)
                                  June 20, 2007

                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)




            Delaware                      0-15905                 73-1268729
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 Incorporation or organization)                              Identification No.)


               801 Travis Street, Suite 2100, Houston, Texas 77002
                    (Address of principal executive offices)


                                 (713) 227-7660
                           (Issuer's telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

     On June 20, 2007, Blue Dolphin Energy Company, a Delaware corporation ("Blue Dolphin"), issued a press release announcing that its wholly-owned subsidiary, Blue Dolphin Pipe Line Company, entered into an agreement to provide pipeline transportation services to a new customer.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          99.1 Blue Dolphin press release issued June 20, 2007.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   June 20, 2007

                                            BLUE DOLPHIN ENERGY COMPANY




                                            By: /s/ Gregory W. Starks
                                                ---------------------
                                                    Gregory W. Starks
                                            Vice President, Treasurer, Secretary

                                INDEX TO EXHIBITS


Exhibit           Description of Exhibit
-------           ----------------------

99.1              Blue Dolphin press release issued June 20, 2007.